UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2020

DATE OF REPORTING PERIOD: November 1, 2019 through October 31, 2020

ITEM 1. REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Convertible Opportunities and Income Fund (CHI)

Annual REPORT October 31, 2020

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Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the Fund, our view of retaining leverage, Fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2020. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Fund.

Finding Stable Income in a Low-Yield, High-Volatility World

For many, this appears a tall order. Traditional bond funds and passive strategies such as ETFs are likely to face headwinds in a volatile, low-rate environment. However, I believe Calamos closed-end funds are well positioned to address the search for stable income in a low-yield, high-volatility world. The funds are differentiated by their dynamic allocation and multi-asset class approaches, which offer considerable potential benefits for investors seeking income and capital appreciation. What’s more, our funds are actively managed, and can adjust to the changing risks and opportunities in the market.

During the period, the Fund provided a compelling monthly distribution of $0.0800 per share. We believe the Fund’s current annualized distribution rate, which was 8.82%* on a market price basis as of October 31, 2020, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions. Therefore, the Fund has a managed distribution policy, whereby we aim to keep distributions consistent from month to month, and at a level we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessments of individual securities and asset classes.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/20 distribution was $0.0800 per share. Based on our current estimates, we anticipate that approximately $0.0800 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Market Review

The 12 months ending October 31, 2020, have been an extraordinary time for investors. As the reporting period began, market sentiment was generally upbeat as investors focused on supportive Federal Reserve policy and signs of progress in U.S.-China trade negotiations. The tide changed dramatically soon after the start of 2020, as Covid-19 swept across the globe. As countries sought to contain the pandemic through lockdowns and social distancing, economic activity and markets plummeted. U.S. and global stock markets both fell more than 30% in the span of a few weeks,1 oil prices plunged as demand collapsed, and U.S. Treasury yields reached new lows as investors turned to investments with greater perceived safety.

Central banks and governments took decisive steps in response to the rapidly unfolding global health crisis. Sweeping measures provided market liquidity and support to businesses and households. Investor sentiment improved quickly as a result, and financial markets rebounded dramatically.2 Global economies began to reopen, with monetary and fiscal policy providing tailwinds to recovery. Yet, even during this upswing, markets remained volatile due to uncertainty surrounding the pandemic and the potential fiscal policy impacts of looming U.S. elections.

Outlook

2020 has been unprecedented in its challenges, but it has also provided many examples that illustrate the ingenuity and adaptability of humankind, as well as the resilience of the global economy and markets. At the time of this writing, companies are releasing exciting announcements about the high efficacy of vaccine trials. GDP numbers and many other data points provide an encouraging picture of an economic recovery that may proceed faster than many expected. Many businesses are exceeding the earnings expectations of Wall Street analysts, significant numbers of people are returning to work, mortgage rates are low, and consumer balance sheets are in good shape. U.S. election results point to a divided Washington D.C., which can set the stage for more moderate economic plans that support job creation and the health of businesses of all sizes, and by extension investment opportunities.

As always, fiscal policy will have a significant impact on the economic environment and will be key to navigating the many challenges that still lie ahead. For example, in the U.S., not all segments of the economy are healing at an even pace and many households and businesses remain under pressure. Covid-19 cases continue to rise, putting more strain not only on health care systems, but also economies and households. Appropriate fiscal policy and levels of regulation are of paramount importance.

Letter to Shareholders

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   3

We are entering a new period of opportunity in the global financial markets. Throughout much of 2020, a handful of large-cap technology companies enjoyed the lion’s share of market attention. As the recovery continues and the world makes meaningful strides toward defeating Covid-19, a very different landscape can quickly emerge, with new investment themes gaining strength. This is an environment that favors risk-aware bottom-up security selection, guided by rigorous fundamental research and an understanding of the thematic forces shaping the world.

The Importance of Long-Term Perspective

Over recent weeks, we have seen quick swings in the market and expect the next months to bring continued volatility, including leadership rotation, episodic selloffs and rebounds. November’s election results and recent vaccine news give greater clarity, but the markets will grapple with uncertainty related to the timing of vaccine rollouts, as well as the specifics of fiscal policy changes under a new presidential administration.

Since I began investing in the difficult financial markets of the 1970s, I have learned that volatility creates opportunity for those who are prepared, disciplined and guided by long-term focus. While remaining firmly grounded in long-term fundamentals, the team actively uses volatility to enhance the risk/reward characteristics of the Fund.

As always, I’d caution investors against letting emotion drive investment decisions. Making moves based on either fear or greed, without a longer-term plan, increases the likelihood of getting whipsawed in volatile markets. Instead, work with your investment professional to ensure that your asset allocation makes sense for your risk tolerance and investment objectives. In rotational and volatile markets, diversification is especially important, and your investment professional may recommend making strategic enhancements to your asset allocation to capitalize on evolving opportunities.

For decades, Calamos Investments has been dedicated to helping investors pursue their financial goals, including through uncertain environments. Now more than ever during this crisis, we believe the case is strong for staying invested and utilizing Calamos closed-end funds.

Calamos closed-end funds have the flexibility to invest in a wide array of securities with income and appreciation potential. These include stocks, convertible securities, high yield bonds and preferred securities. These asset classes have been less dependent on interest rates to source income. Additionally, certain Calamos closed-end funds employ alternative strategies (such as long/short equity and options writing) to source income and total returns.

Letter to Shareholders

4   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

In closing, all of us at Calamos Investments thank you for your trust. We are honored you have chosen a Calamos Fund to help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice.

Diversification and asset allocation do not guarantee a profit or protection against a loss.

1The MSCI All Country World Index is a measure of global stock market performance, which returned -33.60% from February 20, 2020 to March 23, 2020. The S&P 500 Index is a measure of the U.S. stock market, which returned -33.79% from February 20, 2020 to March 23, 2020. The MSCI Emerging Market Index is a measure of emerging market equity performance, which returned -31.15% from February 20, 2020 to March 23, 2020. February 20, 2020 represents a peak in the S&P 500 and March 23, 2020 represents a trough.

2From March 24, 2020 to October 31, 2020, the MSCI All Country World Index returned 45.52%, the S&P 500 Index returned 47.71%, and the MSCI Emerging Market Index returned 48.27%. The ICE BofA All U.S. Convertibles Index represents the U.S. convertible securities market. The index returned 52.73% from March 24, 2020 to October 31, 2020. The Refinitiv Global Convertible Bond Index is designed to broadly represent the global convertible bond market. The index returned 41.43% from March 24, 2020 to October 31, 2020. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index measures the performance of high yield corporate bonds with a maximum allocation of 2% to any one issuer. The index returned 25.99% from March 24, 2020 to October 31, 2020. The Bloomberg Barclays U.S. Aggregate Bond Index is considered generally representative of the U.S. investment-grade bond market. The index returned 5.22% from March 24, 2020 to October 31, 2020.

Source: Lipper, Inc. and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

The Calamos Closed-End Funds: An Overview

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Invests in a globally diversified long/short portfolio
of equity securities as well as globally diversified income-producing securities

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Investment Team Discussion

6   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

TOTAL RETURN* AS OF 10/31/20

Common Shares – Inception 6/26/02
	1 Year	Since Inception**
On Market Price	12.04%	9.06%
On NAV	29.38%	10.18%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Consumer Discretionary	22.4%
Information Technology	21.5
Health Care	15.3
Communication Services	10.6
Industrials	10.6
Financials	7.0
Energy	4.4
Utilities	3.4
Materials	1.4
Consumer Staples	1.4
Real Estate	0.9
Airlines	0.5

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND
INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments, and it seeks to be less sensitive to interest rates. Like all seven Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes.

We invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned to generate capital gains and income to support both NAV appreciation and distributions. The broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. During the 12-month period ended October 31, 2020, the Fund maintained a high proportional exposure to convertible assets. This was beneficial as convertibles, as measured by the ICE BofA All US Convertibles Index, returned more than 28% during the period. We believe such exposure, which constituted nearly two-thirds of the portfolio at the end of the period, positions us to continue to participate in the equity markets through a risk-managed approach in 2021.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in the securities of U.S. issuers, we favor companies that are actively participating in markets with geographically diversified revenue streams and global-scale business strategies.

How did the Fund perform over the reporting period?

The Fund returned 29.38% on a net asset value (NAV) basis and 12.04% on a market price basis for the 12-month period ended October 31, 2020, versus 2.54% for ICE BofA High Yield Master II Index for the same period and 28.10% for the ICE BofA All US Convertibles Index.

At the end of the reporting period, the Fund’s shares traded at a -13.16% discount to net asset value.

Investment Team Discussion

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/20

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we maintain that NAV return is the better measure of a fund’s performance. However, when managing the fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the last one-year period.

We employ a managed distribution policy within the Fund with the goal of providing shareholders a consistent distribution stream. The Fund distributed $0.0800 per share each month of the period resulting in a current annualized distribution rate of 8.82% of market price as of October 31, 2020.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2020, the dividend yield of S&P 500 Index stocks averaged approximately 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 0.88% and 1.65%, respectively.

What factors influenced performance over the reporting period?

Strong performance in the convertible bond markets contributed to the Fund’s attractive performance over the period. Convertible bond Issuance was also robust during the period, which presented us with a broad selection of investment opportunities.

ASSET ALLOCATION AS OF 10/31/20

Investment Team Discussion

8   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

The Fund maintained its exposure to the equity markets, and its representation in both convertibles and high yield bonds provided income for the period. The strength and performance of global convertibles especially buoyed NAV performance for the period. Price performance, however, was muted relative to the advancements of the underlying portfolio due to high levels of market volatility throughout 2020, spurred by concerns regarding the continuity of distribution levels, tax-loss selling, the impact of U.S. elections on markets, and the eventual reopening of the economy in the wake of COVID-19.

From an economic sector perspective, relative to the benchmark (50% ICE BofA All US Convertibles Index/50% ICE BofA High Yield Index), our selection in the communication services sector (interactive home entertainment) contributed to performance. In addition, the Fund was helped by its selection in the consumer discretionary sector (hotels, resorts & cruise lines).

Conversely, our selection in health care (health care equipment) was detrimental to performance. In addition, our selection in energy (oil & gas equipment services) lagged relative to the 50% ICE BofA All US Convertibles Index/50% ICE BofA High Yield Index.

How is the Fund positioned?

We continue to hold our highest-rated allocations in the BB tier, as we believe this exposure will offer investors a better risk/reward dynamic while providing regular income. From an economic sector perspective, our heaviest exposures are in the information technology, consumer discretionary and health care sectors.

We believe that these sectors should be poised to perform well as technology offers virtual solutions the global economy embraces out of necessity. We believe that global consumers will benefit from increased stimulus and unleashed pent-up demand as the global economy reopens in the wake of COVID-19. We believe that health care companies tied largely to both vaccines and disease prevention will perform well. We continue to maintain significant positions in convertible securities, which can provide income, benefit from a rising equity market, and manage overall portfolio risk.

As of October 31, 2020, approximately 67% of our portfolio was invested in convertible securities. We believe this representation has rewarded the Fund’s shareholders as convertibles have offered excellent returns in 2020. In addition, the expansion of the market both in size and sector exposure should offer a broader array of investment opportunities in the future.

The average credit quality of the portfolio is higher than that of the ICE BofA All US Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities as we consider the suitability for our closed-end fund investors. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Moreover, where the risk/reward is compelling, we invest in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio names are performing well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

Given our relatively low cost of borrowing, we believe that this is an environment that is conducive to the prudent use of leverage as a means to enhance total return and support the fund’s distribution rate. At the end of the period, our leverage was at approximately 30%.

Investment Team Discussion

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   9

What are your closing thoughts for Fund shareholders?

We believe that fiscal policy is likely to remain an important factor in the coming year. Geopolitical concerns will also be a consideration. Given our outlook for a more balanced recovery—as the impact of COVID-19 is eventually mitigated with a vaccine and the U.S. election’s impact on the economy takes on clarity—we are favoring quality growth companies that are poised to benefit from the optimism and spending power of the U.S. consumer. However, active management is imperative with increased volatility—to both manage risk and optimize opportunities. Therefore, we are emphasizing investments in quality companies with solid cash-flow generation and stronger balance sheets.

From a thematic and sector perspective, we see opportunities in the technology and consumer services sectors as the demands and applications of a more virtual world continue to advance post COVID-19. We believe that health care companies tied largely to vaccines and disease prevention will perform well. We are also optimistic about financials that are favorably valued and positioned to grow revenues given the improved wellbeing of the U.S consumer. We favor cyclicals that have lagged much of the rebound in 2020 but, from a valuation perspective, are set to participate in a more balanced recovery. We are cautious about companies in the utilities and consumer staples sector, as we believe they may be fully valued because many investors flock to these stocks for income rather than growth.

We believe that investing in convertibles provides a means to participate in a portion of the equity market upside and to procure a measured degree of downside resilience. We expect markets to have bouts of volatility, which we see as relatively favorable for convertibles. In this respect, we believe returns are best viewed over a full market cycle. We are focused on the more balanced convertibles, which we believe can be beneficial in a volatile market as they are more likely to limit losses in down markets and participate in up markets. We are also encouraged by the issuance of convertibles, which should provide broad investment opportunities through the space. Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield asset classes is essential to achieving desirable risk-managed results over time.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

10   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

The Fund’s Investment Objective, Principal INVESTMENT Strategies and Principal Risks; and Important Updates About the Fund

Investment Objective

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles securities and nonconvertible income securities.1 The portion of the Fund’s assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years.

The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms and important part of the Fund’s principal investment strategies.

A convertible security is a debt security, debenture, note or preferred stock that may be converted into an equity security (typically common stock of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in “synthetic” convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund’s holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy to invest at least 35% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. or are unrated securities of comparable quality as determined by Calamos. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.

1 This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days’ prior written notice of any change as required by the rules under the 1940 Act.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   11

“Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities in the Fund’s portfolio and (ii) on broad-based securities indices or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices, or certain ETFs that trade like common stocks but seek to replicate such market indices.

The Fund may invest without limit in certain securities (“Rule 144A Securities”), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $430 million and (ii) through the issuance of three series of Mandatory Redeemable Preferred Shares (“MRPS” or “MRP Shares”) with an aggregate liquidation preference of $100 million.

Principal Risks

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

12   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

High Yield Securities Risk.  The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations.

The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   13

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of this coronavirus and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets.

Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

14   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Leverage Risk. The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2020, the Fund has leverage in the form of borrowings under the Amended and Restated Liquidity Agreement (the “SSB Agreement”) between the Fund and State Street Bank and Trust Company (“SSB”) and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund’s policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the net asset value and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   15

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board of Trustees of the Fund.

In considering whether to approve the use of additional leverage through those means, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $430.0 million. As of October 31, 2020, the Fund had utilized $288.4 million of the $430.0 million available under the SSB Agreement ($75.3 million in borrowings outstanding, and $213.1 million in structural leverage consisting of collateral received from SSB in connection with securities on loan). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2020, the interest rate charged under the SSB Agreement was 0.88%. “Net income” payments related to cash collateral in connection with securities lending were 0.44% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

16   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described above in “Mandatory Redeemable Preferred Shares”): 3.70% for Series A MRP Shares, 4.00% for Series B MRP Shares and 4.24% for Series C MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2020, the Fund’s portfolio would need to experience an annual return of 0.59% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on October 31, 2020). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.25)%	(8.05)%	(0.85)%	6.35%	13.55%

(1)Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2020 of 0.88%, and dividend expense on the MRP Shares.

Reduction of Leverage Risk.  The Fund has previously taken, and may in the future take, action to reduce the amount of leverage it employs. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best long-term interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Market Discount Risk. The Fund’s common shares may trade at a premium or at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   17

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the public offering price for the common shares.

Interest Rate Risk. In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full, and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares; and

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.

There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

18   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. The Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities the Fund may issue in the future.

REIT Risk. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   19

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used.

Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

20   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

•the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•restrictions on foreign investments in non-U.S. jurisdictions;

•difficulties in effecting the repatriation of capital invested in non-U.S. countries;

•withholding and other non-U.S. taxes may decrease the Fund’s return; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the U.S. or have substantial assets in the U.S. In this case, such a “foreign issuer” may be subject to the market conditions in the U.S. to a greater extent than it may be subject to the market conditions in the country of its organization.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national securities exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund’s ability to make dividend distributions to shareholders.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   21

MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of the Fund.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets.

U.S. Government Security Risk. Some securities issued by U.S. Government agencies or government sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

22   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Contingent Liabilities Risk.  Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Calamos Convertible Opportunities and Income Fund (CHI) (unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   23

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Liquidity Risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by the Board, in which case Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Senior Leverage Risk. Our preferred shares will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of our preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our preferred shares or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances.

IMPORTANT UPDATES ABOUT THE FUND

Change to Ratings Agency for the Mandatory Redeemable Preferred Shares (MRPS)

As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch Ratings, Inc. (“Fitch”) as the rating agency for the MRPS. The MRPS have been assigned a rating of ‘AA-’ by Kroll.

Schedule of Investments October 31, 2020

24 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (39.7%)
Airlines (0.7%)
28,036	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$25,557
300,799	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	246,770
1,150,000	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	1,211,042
893,000	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	934,007
390,892	Continental Airlines Pass Through Trust Series 2010-1, Class Aµ 4.750%, 07/12/22	392,252
914,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	947,553
585,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	621,562
426,523	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	398,211
971,562	United Airlines Pass Through Trust Series 2014-2, Class Bµ 4.625%, 03/03/24	909,751
595,000	United Airlines Pass Through Trust Series 2019-2, Class Bµ 3.500%, 11/01/29	469,056
		6,155,761

Communication Services (5.6%)
1,630,000	Altice France, SA* 7.375%, 05/01/26	1,703,855
1,250,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,048,200
980,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	1,028,941
705,000	Brink’s Company*^ 5.500%, 07/15/25	734,095
382,000	Cable One, Inc.* 4.000%, 11/15/30	387,952
	CenturyLink, Inc.*^
1,145,000	4.000%, 02/15/27	1,174,060
475,000	5.125%, 12/15/26	486,509
1,740,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	1,846,401
590,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	607,204

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
3,100,000	5.500%, 04/15/27	$3,267,307
2,100,000	5.750%, 01/15/30	2,247,546
1,522,000	5.500%, 05/15/26	1,582,926
200,000	4.625%, 12/01/30	200,252
1,899,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	1,770,267
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
750,000	6.625%, 08/15/27^	312,518
540,000	5.375%, 08/15/26	316,915
4,766,000	Embarq Corp. 7.995%, 06/01/36	5,591,900
	Entercom Media Corp.*^
1,371,000	6.500%, 05/01/27	1,196,335
822,000	7.250%, 11/01/24	695,264
	Frontier Communications Corp.
2,377,000	7.625%, 04/15/24@	954,080
1,425,000	11.000%, 09/15/25@	598,415
735,000	8.500%, 04/01/26*@	743,122
351,000	5.875%, 10/15/27*^	358,364
250,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 5.250%, 12/01/27	262,723
270,000	Hughes Satellite Systems Corp.^ 5.250%, 08/01/26	290,285
	Intelsat Jackson Holdings, SA@
1,206,000	9.750%, 07/15/25*	748,757
985,000	8.000%, 02/15/24*	1,001,223
475,000	5.500%, 08/01/23	279,956
850,000	LCPR Senior Secured Financing DAC*^ 6.750%, 10/15/27	903,779
	Netflix, Inc.
725,000	4.875%, 06/15/30*	829,030
525,000	4.875%, 04/15/28	591,465
1,275,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	1,245,598
477,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	482,915
	Sirius XM Radio, Inc.*^
1,250,000	5.500%, 07/01/29	1,362,325
1,250,000	4.625%, 07/15/24	1,290,237
	Sprint Corp.
2,675,000	7.875%, 09/15/23	3,056,856
2,430,000	7.125%, 06/15/24	2,798,947
1,300,000	7.625%, 03/01/26	1,583,569
755,000	Telecom Italia Capital, SA 6.000%, 09/30/34	881,176
812,000	Telesat Canada / Telesat, LLC*^ 4.875%, 06/01/27	828,849
2,090,000	United States Cellular Corp.µ^ 6.700%, 12/15/33	2,758,800

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 25

PRINCIPAL AMOUNT		VALUE
392,000	Windstream Services, LLC / Windstream Finance Corp.@ 7.750%, 10/01/21	$7,668
		50,056,586

Consumer Discretionary (6.9%)
1,004,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	1,022,735
	Ashton Woods USA, LLC / Ashton Woods Finance Company*^
705,000	6.625%, 01/15/28	714,278
572,000	9.875%, 04/01/27	640,566
1,250,000	BorgWarner, Inc.*^ 5.000%, 10/01/25	1,453,750
1,185,000	Boyd Gaming Corp. 6.000%, 08/15/26	1,217,587
	Caesars Entertainment, Inc.*
472,000	8.125%, 07/01/27^	493,679
472,000	6.250%, 07/01/25	485,216
1,460,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	1,389,555
488,000	Carnival Corp.*^ 10.500%, 02/01/26	532,901
470,000	Carvana Company* 5.625%, 10/01/25	463,537
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,130,000	5.125%, 05/01/27^	3,290,600
1,175,000	5.750%, 02/15/26	1,219,732
565,000	5.000%, 02/01/28	594,872
476,000	4.250%, 02/01/31	487,453
750,000	Cedar Fair, LP^ 5.250%, 07/15/29	680,400
	Century Communities, Inc.
1,250,000	6.750%, 06/01/27	1,337,912
1,095,000	5.875%, 07/15/25	1,132,975
2,075,000	Dana Financing Luxembourg Sarl*^ 6.500%, 06/01/26	2,176,135
	DISH DBS Corp.^
763,000	7.750%, 07/01/26	810,855
250,000	7.375%, 07/01/28	252,045
	ESH Hospitality, Inc.*
680,000	5.250%, 05/01/25µ	683,080
500,000	4.625%, 10/01/27^	491,550
	Expedia Group, Inc.*µ
570,000	7.000%, 05/01/25^	610,208
361,000	6.250%, 05/01/25	397,255
600,000	Ford Motor Companyµ 8.500%, 04/21/23	663,012
	Ford Motor Credit Company, LLC
1,300,000	4.063%, 11/01/24µ^	1,312,064
1,140,000	3.664%, 09/08/24µ	1,132,476
1,120,000	4.134%, 08/04/25µ	1,120,874
500,000	4.389%, 01/08/26µ	504,955
200,000	5.125%, 06/16/25^	208,928

PRINCIPAL AMOUNT		VALUE
1,045,000	G-III Apparel Group, Ltd.*^ 7.875%, 08/15/25	$1,061,741
2,000,000	goeasy, Ltd.*µ 5.375%, 12/01/24	2,040,420
239,000	Group 1 Automotive, Inc.*µ 4.000%, 08/15/28	239,662
1,795,000	Guitar Center, Inc.* 9.500%, 10/15/21	1,561,955
1,241,000	Hasbro, Inc.µ 6.600%, 07/15/28	1,490,975
250,000	Installed Building Products, Inc.* 5.750%, 02/01/28	263,727
	International Game Technology, PLC*µ
1,260,000	6.250%, 01/15/27^	1,341,119
301,000	5.250%, 01/15/29	300,287
	L Brands, Inc.
1,413,000	6.875%, 11/01/35	1,438,985
469,000	9.375%, 07/01/25*	545,086
238,000	6.875%, 07/01/25*^	255,460
237,000	6.694%, 01/15/27	238,759
1,200,000	Lennar Corp. 5.250%, 06/01/26	1,364,484
	M/I Homes, Inc.
1,335,000	5.625%, 08/01/25^	1,383,380
705,000	4.950%, 02/01/28	735,343
	Macy’s Retail Holdings, LLC
523,000	3.875%, 01/15/22^	495,621
475,000	6.700%, 07/15/34*	366,391
472,000	Macy’s, Inc.*^ 8.375%, 06/15/25	493,075
	Mattel, Inc.*^
1,250,000	5.875%, 12/15/27	1,359,212
1,145,000	6.750%, 12/31/25	1,204,586
1,155,000	Mclaren Finance, PLC* 5.750%, 08/01/22	1,068,202
	Meredith Corp.^
945,000	6.500%, 07/01/25*	977,206
235,000	6.875%, 02/01/26	195,163
1,908,000	Meritage Homes Corp.^ 7.000%, 04/01/22	2,034,806
931,000	Newell Brands, Inc. 4.700%, 04/01/26	993,684
2,300,000	Penske Automotive Group, Inc.^ 5.375%, 12/01/24	2,350,025
	Rite Aid Corp.
1,885,000	8.000%, 11/15/26*	1,891,956
474,000	7.700%, 02/15/27	367,194
	Royal Caribbean Cruises, Ltd.*^
465,000	11.500%, 06/01/25	532,197
233,000	10.875%, 06/01/23	254,601
1,250,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	1,194,737
750,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	830,880

Schedule of Investments October 31, 2020

26 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
1,250,000	Twin River Worldwide Holdings, Inc.* 6.750%, 06/01/27	$1,267,487
403,665	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	365,704
238,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	269,095
1,000,000	VOC Escrow, Ltd.*^ 5.000%, 02/15/28	870,160
		61,164,550

Consumer Staples (1.6%)
477,000	Central Garden & Pet Company 4.125%, 10/15/30	483,473
750,000	Dean Foods Company* 6.500%, 03/15/23	12,758
482,000	Edgewell Personal Care Company*^ 5.500%, 06/01/28	507,681
716,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	724,019
680,000	Fresh Market, Inc.*^ 9.750%, 05/01/23	651,467
1,275,000	JBS USA LUX, SA / JBS USA Finance, Inc.*µ^ 6.750%, 02/15/28	1,403,890
403,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*µ 6.500%, 04/15/29	453,568
	Kraft Heinz Foods Company
1,000,000	4.375%, 06/01/46	1,028,160
237,000	4.250%, 03/01/31*	257,503
237,000	3.875%, 05/15/27*^	251,080
	New Albertson’s, Inc.
621,000	7.750%, 06/15/26	697,929
248,000	8.000%, 05/01/31	288,719
	Pilgrim’s Pride Corp.*
1,450,000	5.875%, 09/30/27^	1,533,709
505,000	5.750%, 03/15/25	517,539
	Post Holdings, Inc.*
1,250,000	5.750%, 03/01/27	1,311,100
375,000	5.500%, 12/15/29^	405,619
250,000	5.625%, 01/15/28	263,733
245,000	4.625%, 04/15/30	251,752
995,000	Simmons Foods, Inc.* 7.750%, 01/15/24	1,040,501
1,050,000	United Natural Foods, Inc.* 6.750%, 10/15/28	1,062,779
1,320,000	Vector Group, Ltd.*µ 6.125%, 02/01/25	1,320,092
		14,467,071

PRINCIPAL AMOUNT		VALUE

Energy (3.8%)
	Apache Corp.
958,000	5.100%, 09/01/40	$881,552
538,000	4.875%, 11/15/27^	505,446
478,000	4.625%, 11/15/25^	453,990
738,000	Bruin E&P Partners, LLC* 8.875%, 08/01/23	1,417
	Buckeye Partners, LP
750,000	3.950%, 12/01/26	697,560
500,000	5.850%, 11/15/43^	444,640
	Calfrac Holdings, LP
512,000	8.500%, 06/15/26*	49,004
720,000	ChampionX Corp. 6.375%, 05/01/26	689,364
1,200,000	Chaparral Energy, Inc.*@ 8.750%, 07/15/23	65,040
1,000,000	Cheniere Energy Partners, LP^ 5.625%, 10/01/26	1,027,000
477,000	Cheniere Energy, Inc.* 4.625%, 10/15/28	495,221
595,000	Chesapeake Energy Corp.*@ 11.500%, 01/01/25	91,993
240,000	CNX Resources Corp.*^ 7.250%, 03/14/27	253,498
	Continental Resources, Inc.^
965,000	3.800%, 06/01/24	901,831
725,000	4.375%, 01/15/28	653,283
1,490,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	1,117,753
540,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	37,957
	Energy Transfer Operating, LP
2,215,000	3.232%, 11/01/66‡ 3 mo. USD LIBOR + 3.02%	1,144,712
1,900,000	5.875%, 01/15/24µ	2,079,208
	EnLink Midstream Partners, LP
1,235,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	534,409
1,015,000	4.850%, 07/15/26	867,998
	EQT Corp.
750,000	8.750%, 02/01/30µ^	932,850
385,000	7.875%, 02/01/25^	428,975
235,000	5.000%, 01/15/29	235,000
978,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	785,960
	Gulfport Energy Corp.
1,200,000	6.375%, 05/15/25	667,560
720,000	6.000%, 10/15/24	400,680
250,000	Hess Midstream Operations, LP*µ^ 5.125%, 06/15/28	251,505

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 27

PRINCIPAL AMOUNT		VALUE
282,000	HighPoint Operating Corp. 7.000%, 10/15/22	$63,628
235,000	Holly Energy Partners, LP / Holly Energy Finance Corp.*^ 5.000%, 02/01/28	220,244
807,000	Laredo Petroleum, Inc.^ 10.125%, 01/15/28	353,458
1,620,000	Lonestar Resources America, Inc.*@ 11.250%, 01/01/23	218,862
1,485,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	1,412,428
	Moss Creek Resources Holdings, Inc.*
500,000	10.500%, 05/15/27	259,915
455,000	7.500%, 01/15/26	227,900
500,000	Murphy Oil Corp.^ 5.875%, 12/01/27	395,110
477,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	492,703
245,000	Newfield Exploration Company 5.750%, 01/30/22	247,335
450,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	134,199
625,000	Oasis Petroleum, Inc.*@ 6.250%, 05/01/26	125,050
	Occidental Petroleum Corp.
2,930,000	4.300%, 08/15/39	1,984,723
2,142,000	2.900%, 08/15/24^	1,786,299
1,816,000	2.700%, 08/15/22	1,680,762
734,000	5.875%, 09/01/25^	647,014
494,000	6.625%, 09/01/30^	433,480
245,000	Ovintiv, Inc.^ 6.500%, 08/15/34	229,785
760,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	616,390
750,000	Parkland Fuel Corp.*^ 5.875%, 07/15/27	775,335
425,000	Parsley Energy, LLC / Parsley Finance Corp.* 5.250%, 08/15/25	438,383
960,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	593,386
1,050,000	SESI, LLC 7.750%, 09/15/24	252,966
304,000	SM Energy Company*^ 10.000%, 01/15/25	290,454
243,000	Southwestern Energy Company^ 8.375%, 09/15/28	254,958
536,000	Transocean, Inc.* 11.500%, 01/30/27	179,179

PRINCIPAL AMOUNT		VALUE
1,300,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.* 8.750%, 04/15/23	$956,982
500,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	510,500
1,385,000	W&T Offshore, Inc.* 9.750%, 11/01/23	914,488
460,000	Weatherford International, Ltd.*^ 11.000%, 12/01/24	272,403
236,000	WPX Energy, Inc. 5.875%, 06/15/28	242,929
		33,906,654

Financials (6.8%)
3,175,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	3,177,095
945,000	AG Issuer, LLC* 6.250%, 03/01/28	927,347
2,065,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	2,170,542
1,597,000	Ally Financial, Inc. 8.000%, 11/01/31	2,211,973
1,975,000	Amwins Group, Inc.* 7.750%, 07/01/26	2,118,010
2,200,000	AssuredPartners, Inc.* 7.000%, 08/15/25	2,249,522
	Aviation Capital Group, LLC*
1,069,000	3.500%, 11/01/27µ	946,824
486,000	3.875%, 05/01/23^	486,914
250,000	6.750%, 04/06/21µ	254,250
2,335,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	1,939,988
	Credit Acceptance Corp.^
1,250,000	6.625%, 03/15/26	1,299,575
869,000	5.125%, 12/31/24*	870,521
297,000	Cushman & Wakefield US Borrower, LLC*^ 6.750%, 05/15/28	316,917
1,250,000	Donnelley Financial Solutions, Inc.^ 8.250%, 10/15/24	1,316,075
475,000	Genworth Mortgage Holdings, Inc.*µ 6.500%, 08/15/25	496,161
839,362	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	563,413
1,563,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,590,462
237,000	HAT Holdings I, LLC / HAT Holdings II, LLC* 6.000%, 04/15/25	250,312

Schedule of Investments October 31, 2020

28 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
4,250,000	HUB International, Ltd.*^ 7.000%, 05/01/26	$4,364,070
1,180,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.µ 5.250%, 05/15/27	1,223,436
1,825,000	ILFC E-Capital Trust II*µ‡ 3.230%, 12/21/65 3 mo. USD LIBOR + 1.80%	1,033,808
2,195,000	Iron Mountain, Inc.*µ^ 5.250%, 03/15/28	2,266,908
2,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*µ 6.250%, 06/03/26	2,049,360
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
2,114,000	5.250%, 10/01/25	1,936,847
237,000	4.250%, 02/01/27^	205,955
1,040,000	Level 3 Financing, Inc. 5.375%, 05/01/25	1,070,399
2,168,000	LPL Holdings, Inc.* 5.750%, 09/15/25	2,247,002
2,085,000	MetLife, Inc.µ^ 6.400%, 12/15/66	2,612,672
480,000	MGIC Investment Corp.^ 5.250%, 08/15/28	495,859
	Navient Corp.
2,113,000	5.000%, 03/15/27	1,975,211
1,025,000	6.750%, 06/25/25^	1,043,839
632,000	6.500%, 06/15/22	650,454
540,000	NexBank Capital, Inc.*‡& 6.375%, 09/30/27 3 mo. USD LIBOR + 4.59%	545,881
	OneMain Finance Corp.
1,640,000	6.875%, 03/15/25^	1,806,690
1,230,000	7.125%, 03/15/26	1,364,771
380,000	8.875%, 06/01/25	418,331
250,000	6.625%, 01/15/28	273,963
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
578,000	7.500%, 06/01/25	607,715
476,000	5.875%, 10/01/28^	469,531
1,250,000	Radian Group, Inc. 4.875%, 03/15/27	1,286,100
580,000	SLM Corp. 4.200%, 10/29/25	589,384
1,250,000	Starwood Property Trust, Inc.^ 4.750%, 03/15/25	1,217,700
943,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,008,689
440,000	Tronox Finance, PLC* 5.750%, 10/01/25	440,000
716,000	United Shore Financial Services, LLC* 5.500%, 11/15/25	720,969

PRINCIPAL AMOUNT		VALUE
	VICI Properties, LP / VICI Note Company, Inc.*µ
940,000	3.750%, 02/15/27^	$944,362
528,000	4.625%, 12/01/29	549,548
470,000	4.125%, 08/15/30	476,439
1,017,000	XHR, LP* 6.375%, 08/15/25	1,010,593
		60,092,387

Health Care (4.3%)
	Acadia Healthcare Company, Inc.
2,300,000	5.625%, 02/15/23	2,317,526
477,000	5.000%, 04/15/29*	493,437
2,730,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	2,987,930
1,050,000	Bausch Health Companies, Inc.* 5.000%, 01/30/28	1,038,261
	Centene Corp.
1,000,000	4.250%, 12/15/27	1,054,170
477,000	3.000%, 10/15/30	495,560
200,000	Cheplapharm Arzneimittel GmbH* 5.500%, 01/15/28	202,690
	CHS/Community Health Systems, Inc.^
3,793,000	8.125%, 06/30/24*	2,927,968
1,100,000	8.000%, 03/15/26*	1,105,885
750,000	6.250%, 03/31/23	744,578
	DaVita, Inc.*
1,206,000	4.625%, 06/01/30	1,226,888
237,000	3.750%, 02/15/31	228,115
	Encompass Health Corp.
470,000	4.750%, 02/01/30	490,064
470,000	4.500%, 02/01/28	482,234
	HCA, Inc.µ
4,055,000	5.875%, 05/01/23^	4,420,234
1,175,000	7.500%, 11/06/33	1,585,228
1,650,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	536,250
1,025,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	631,308
	Tenet Healthcare Corp.
2,250,000	6.250%, 02/01/27*	2,339,460
1,405,000	4.625%, 07/15/24^	1,430,150
1,315,000	6.875%, 11/15/31	1,311,002
1,250,000	4.875%, 01/01/26*	1,269,963
2,382,000	Teva Pharmaceutical Finance Company, BVµ 2.950%, 12/18/22	2,310,159
	Teva Pharmaceutical Finance Netherlands III, BV
2,050,000	6.000%, 04/15/24^	2,070,623
1,950,000	2.800%, 07/21/23	1,852,754
2,350,000	West Street Merger Sub, Inc.* 6.375%, 09/01/25	2,389,456
		37,941,893

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 29

PRINCIPAL AMOUNT		VALUE

Industrials (6.1%)
960,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	$1,027,181
1,020,000	ACCO Brands Corp.*^ 5.250%, 12/15/24	1,046,500
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
1,175,000	4.625%, 01/15/27	1,220,566
703,000	4.875%, 02/15/30^	747,619
	Allison Transmission, Inc.*
825,000	4.750%, 10/01/27	856,301
645,000	5.000%, 10/01/24	651,650
245,000	5.875%, 06/01/29	267,841
	American Airlines Group, Inc.*
789,000	5.000%, 06/01/22	520,669
240,000	3.750%, 03/01/25^	119,695
2,450,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	2,491,356
	Avolon Holdings Funding, Ltd.*µ
500,000	5.250%, 05/15/24	510,185
431,000	2.875%, 02/15/25	404,864
1,245,000	Beacon Roofing Supply, Inc.*^ 4.875%, 11/01/25	1,223,760
	Cascades, Inc. / Cascades USA, Inc.*
750,000	5.125%, 01/15/26^	785,085
500,000	5.375%, 01/15/28	524,395
	Delta Air Lines, Inc.^
239,000	7.375%, 01/15/26	247,485
236,000	3.800%, 04/19/23	225,460
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
239,000	4.750%, 10/20/28	244,569
119,000	4.500%, 10/20/25	120,896
475,000	EnerSys*^ 4.375%, 12/15/27	489,207
2,580,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	2,135,079
477,000	GFL Environmental, Inc.*^ 3.750%, 08/01/25	480,802
	Golden Nugget, Inc.*
1,120,000	6.750%, 10/15/24	950,062
890,000	8.750%, 10/01/25^	732,105
533,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	560,156
500,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	520,725
625,000	Graphic Packaging International, LLC*µ^ 4.750%, 07/15/27	681,238
1,215,000	Great Lakes Dredge & Dock Corp. 8.000%, 05/15/22	1,251,827

PRINCIPAL AMOUNT		VALUE
1,835,000	H&E Equipment Services, Inc. 5.625%, 09/01/25	$1,905,207
1,250,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	1,287,037
	Howmet Aerospace, Inc.^
1,450,000	5.125%, 10/01/24	1,528,082
429,000	6.875%, 05/01/25	477,601
1,250,000	Jeld-Wen, Inc.* 4.625%, 12/15/25	1,270,237
961,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	1,041,493
716,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	713,007
474,000	MasTec, Inc.* 4.500%, 08/15/28	487,632
2,053,000	Meritor, Inc.^ 6.250%, 02/15/24	2,093,095
588,000	Moog, Inc.*^ 4.250%, 12/15/27	604,364
1,175,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	1,176,434
	Navistar International Corp.*
1,625,000	6.625%, 11/01/25	1,682,330
480,000	9.500%, 05/01/25	532,210
940,000	Novelis Corp.*^ 4.750%, 01/30/30	954,692
1,120,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	1,076,085
505,000	Patrick Industries, Inc.* 7.500%, 10/15/27	548,481
811,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	845,078
236,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	249,410
935,000	QVC, Inc. 4.375%, 09/01/28	937,403
790,000	Scientific Games International, Inc.* 5.000%, 10/15/25	794,306
585,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	594,846
479,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	474,818
	Standard Industries, Inc.*
475,000	5.000%, 02/15/27	492,205
236,000	4.375%, 07/15/30^	244,458
	Station Casinos, LLC*^
1,435,000	4.500%, 02/15/28	1,353,119
1,224,000	5.000%, 10/01/25	1,219,447
717,000	STL Holding Company, LLC* 7.500%, 02/15/26	714,562

Schedule of Investments October 31, 2020

30 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
785,000	Tennant Company^ 5.625%, 05/01/25	$814,092
1,000,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	996,360
	TransDigm, Inc.
1,260,000	6.250%, 03/15/26*	1,315,150
700,000	7.500%, 03/15/27^	724,311
	United Rentals North America, Inc.^
450,000	5.875%, 09/15/26µ	474,120
239,000	3.875%, 02/15/31	242,329
615,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	623,469
	WESCO Distribution, Inc.*
470,000	7.125%, 06/15/25^	508,122
235,000	7.250%, 06/15/28	257,678
237,000	WR Grace & Co-Conn*^ 4.875%, 06/15/27	247,193
1,250,000	XPO Logistics, Inc.*µ 6.750%, 08/15/24	1,323,962
		53,861,703

Information Technology (1.0%)
500,000	CDK Global, Inc.*^ 5.250%, 05/15/29	536,980
1,114,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,106,246
	Dell International, LLC / EMC Corp.*µ
1,155,000	6.020%, 06/15/26	1,370,223
750,000	6.100%, 07/15/27	891,885
425,000	5.850%, 07/15/25	499,630
480,000	Fair Isaac Corp.*^ 4.000%, 06/15/28	497,366
1,050,000	KBR, Inc.* 4.750%, 09/30/28	1,066,936
477,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	468,438
750,000	MTS Systems Corp.* 5.750%, 08/15/27	761,385
723,000	ON Semiconductor Corp.*^ 3.875%, 09/01/28	736,672
705,000	Open Text Corp.* 3.875%, 02/15/28	717,218
646,000	PTC, Inc.* 4.000%, 02/15/28	669,269
		9,322,248

Materials (1.9%)
1,625,000	Alcoa Nederland Holding, BV* 7.000%, 09/30/26	1,711,726
534,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	503,487
725,000	ArcelorMittal, SA^ 7.250%, 10/15/39	886,827

PRINCIPAL AMOUNT		VALUE
412,000	Ardagh Packaging Finance, PLC / Ardagh Holdings USA, Inc.* 6.000%, 02/15/25	$427,022
477,000	Big River Steel, LLC / BRS Finance Corp.* 6.625%, 01/31/29	491,873
1,040,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,058,512
650,000	First Quantum Minerals, Ltd.*^ 7.250%, 04/01/23	654,375
	Freeport-McMoRan, Inc.
645,000	5.000%, 09/01/27µ^	673,328
475,000	5.450%, 03/15/43µ	542,650
425,000	5.400%, 11/14/34^	485,966
716,000	HB Fuller Company 4.250%, 10/15/28	729,425
740,000	Hudbay Minerals, Inc.*^ 6.125%, 04/01/29	761,216
725,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	762,395
	Kaiser Aluminum Corp.*
745,000	4.625%, 03/01/28^	740,262
449,000	6.500%, 05/01/25	477,489
250,000	Mineral Resources, Ltd.* 8.125%, 05/01/27	274,065
	New Gold, Inc.*
897,000	6.375%, 05/15/25	931,517
237,000	7.500%, 07/15/27	256,190
250,000	Norbord, Inc.*µ 5.750%, 07/15/27	264,883
1,040,000	OCI, NV*^ 4.625%, 10/15/25	1,054,799
475,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	510,188
	PBF Holding Company, LLC / PBF Finance Corp.
2,050,000	7.250%, 06/15/25^	861,512
240,000	9.250%, 05/15/25*	214,517
1,105,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,148,360
750,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	778,890
		17,201,474

Real Estate (0.5%)
1,225,000	CBL & Associates, LP 5.250%, 12/01/23	465,500
	Forestar Group, Inc.*
1,250,000	8.000%, 04/15/24	1,317,037
750,000	5.000%, 03/01/28	744,900
	Service Properties Trust^
1,250,000	4.350%, 10/01/24	1,110,150
465,000	5.250%, 02/15/26	406,596
		4,044,183

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 31

PRINCIPAL AMOUNT		VALUE

Utilities (0.5%)
705,000	Calpine Corp.* 4.500%, 02/15/28	$718,205
755,000	NRG Energy, Inc. 6.625%, 01/15/27	795,287
1,694,000	PPL Capital Funding, Inc.µ‡ 2.885%, 03/30/67 3 mo. USD LIBOR + 2.67%	1,343,274
	Talen Energy Supply, LLC*
500,000	10.500%, 01/15/26	347,845
250,000	7.250%, 05/15/27^	250,938
1,250,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,374,762
		4,830,311
	Total Corporate Bonds (Cost $366,257,993)	353,044,821

Convertible Bonds (81.3%)
Communication Services (7.4%)
2,750,000	Bandwidth, Inc.*^ 0.250%, 03/01/26	5,092,340
	Liberty Media Corp.
8,550,000	1.375%, 10/15/23	9,581,045
5,350,000	2.250%, 09/30/46	2,505,084
4,500,000	Liberty Media Corp. / Liberty Formula One^ 1.000%, 01/30/23	5,313,105
7,450,000	Match Group FinanceCo 3, Inc.* 2.000%, 01/15/30	11,863,007
4,500,000	Sea, Ltd.*^ 2.375%, 12/01/25	8,512,875
	Snap, Inc.
5,750,000	0.750%, 08/01/26^	10,700,002
1,636,000	0.250%, 05/01/25*	3,133,791
7,400,000	Zynga, Inc.µ 0.250%, 06/01/24	9,392,894
		66,094,143

Consumer Discretionary (23.2%)
9,000,000	Booking Holdings, Inc.*^ 0.750%, 05/01/25	11,338,380
6,250,000	Burlington Stores, Inc.* 2.250%, 04/15/25	7,155,813
6,250,000	Carnival Corp.* 5.750%, 04/01/23	9,745,812
8,500,000	Chegg, Inc.*^ 0.000%, 09/01/26	8,605,230
6,500,000	Dick’s Sporting Goods, Inc.*^ 3.250%, 04/15/25	11,653,915
2,512,000	DISH Network Corp.~ 2.375%, 03/15/24	2,270,798
12,750,000	Etsy, Inc.*^ 0.125%, 09/01/27	13,282,822

PRINCIPAL AMOUNT		VALUE
4,396,000	Fiverr International, Ltd.* 0.000%, 11/01/25	$4,538,035
1,416,000	Guess, Inc.^ 2.000%, 04/15/24	1,175,946
13,000,000	Liberty Broadband Corp.* 2.750%, 09/30/50	13,970,450
	Liberty Interactive, LLC
1,220,000	4.000%, 11/15/29	882,963
615,000	3.750%, 02/15/30	453,243
	NCL Corp., Ltd.*
4,255,000	5.375%, 08/01/25^	4,893,888
3,000,000	6.000%, 05/15/24	4,274,250
6,750,000	RH* 0.000%, 09/15/24	11,550,937
15,250,000	Royal Caribbean Cruises, Ltd.*~ 4.250%, 06/15/23	15,884,095
9,845,000	Tesla, Inc. 2.000%, 05/15/24	61,595,833
3,500,000	Under Armour, Inc.* 1.500%, 06/01/24	5,041,260
12,500,000	Wayfair, Inc.* 0.625%, 10/01/25	11,965,875
6,000,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	6,214,320
		206,493,865

Energy (1.5%)
2,734,000	Helix Energy Solutions Group, Inc. 4.125%, 09/15/23	2,487,858
3,750,000	Integra LifeSciences Holdings Corp.* 0.500%, 08/15/25	3,440,663
7,000,000	Pioneer Natural Resources Company*^~ 0.250%, 05/15/25	7,471,940
	SunEdison, Inc.@
9,411,000	0.250%, 01/15/20*	126,107
898,000	2.000%, 10/01/18	12,033
		13,538,601

Financials (0.2%)
1,250,000	Prospect Capital Corp. 4.950%, 07/15/22	1,284,538

Health Care (14.7%)
4,500,000	BioMarin Pharmaceutical, Inc.* 1.250%, 05/15/27	4,364,235
2,750,000	CONMED Corp.^ 2.625%, 02/01/24	3,152,270
14,000,000	DexCom, Inc.*^ 0.250%, 11/15/25	13,548,780
2,426,000	Envista Holdings Corp.*^ 2.375%, 06/01/25	3,522,188
6,750,000	Exact Sciences Corp.^ 0.375%, 03/15/27	8,950,432

Schedule of Investments October 31, 2020

32 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
2,700,000	Flexion Therapeutics, Inc. 3.375%, 05/01/24	$2,308,527
7,500,000	Illumina, Inc.^~ 0.500%, 06/15/21	9,274,575
13,500,000	Insulet Corp.^ 0.375%, 09/01/26	16,588,800
3,000,000	Invitae Corp.^ 2.000%, 09/01/24	4,595,580
7,750,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	9,299,690
3,840,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	4,196,122
2,100,000	Neurocrine Biosciences, Inc. 2.250%, 05/15/24	2,938,446
4,000,000	NuVasive, Inc.* 0.375%, 03/15/25	3,432,280
8,500,000	Omnicell, Inc.* 0.250%, 09/15/25	9,373,800
8,000,000	Pacira BioSciences, Inc.* 0.750%, 08/01/25	8,242,480
6,470,000	Repligen Corp. 0.375%, 07/15/24	10,109,828
1,675,000	Sarepta Therapeutics, Inc. 1.500%, 11/15/24	3,368,777
3,500,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	4,405,345
6,750,000	Teladoc Health, Inc.*^ 1.250%, 06/01/27	7,901,212
3,268,000	Tricida, Inc.* 3.500%, 05/15/27	1,409,031
		130,982,398

Industrials (6.2%)
7,250,000	Air Canada* 4.000%, 07/01/25	7,933,385
3,750,000	Air Transport Services Group, Inc.µ 1.125%, 10/15/24	4,153,463
10,000,000	American Airlines Group, Inc.µ 6.500%, 07/01/25	8,579,100
3,650,000	Atlas Air Worldwide Holdings, Inc.µ^ 1.875%, 06/01/24	4,336,930
3,000,000	Chart Industries, Inc.*^ 1.000%, 11/15/24	4,776,930
3,500,000	Lyft, Inc.* 1.500%, 05/15/25	3,364,620
4,250,000	Middleby Corp.* 1.000%, 09/01/25	4,387,147
13,380,000	Southwest Airlines Company~ 1.250%, 05/01/25	17,829,653
		55,361,228

Information Technology (27.3%)
505,000	Advanced Micro Devices, Inc.µ 2.125%, 09/01/26	4,765,084

PRINCIPAL AMOUNT		VALUE
7,750,000	Akamai Technologies, Inc.µ 0.375%, 09/01/27	$8,278,938
3,500,000	Cloudflare, Inc.*^ 0.750%, 05/15/25	5,550,405
11,750,000	Coupa Software, Inc.* 0.375%, 06/15/26	13,757,252
7,250,000	Datadog, Inc.* 0.125%, 06/15/25	9,163,057
	Envestnet, Inc.
3,000,000	1.750%, 06/01/23	3,833,760
1,928,000	0.750%, 08/15/25*	1,938,662
2,500,000	Everbridge, Inc.* 0.125%, 12/15/24	2,936,675
3,500,000	Five9, Inc.* 0.500%, 06/01/25	4,635,820
4,500,000	II-VI, Inc.^ 0.250%, 09/01/22	5,395,905
13,250,000	Inphi Corp.*^~ 0.750%, 04/15/25	16,990,342
7,000,000	Lumentum Holdings, Inc.*^ 0.500%, 12/15/26	7,894,810
10,000,000	Microchip Technology, Inc.~ 1.625%, 02/15/27	15,736,300
6,750,000	MongoDB, Inc.* 0.250%, 01/15/26	8,870,378
4,250,000	Nice, Ltd.* 0.000%, 09/15/25	4,351,745
4,500,000	Nova Measuring Instruments, Ltd.* 0.000%, 10/15/25	4,523,850
	Okta, Inc.
7,500,000	0.125%, 09/01/25	9,846,150
4,000,000	0.375%, 06/15/26*	4,555,320
3,250,000	ON Semiconductor Corp.^ 1.625%, 10/15/23	4,652,635
8,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23	9,160,195
6,750,000	Proofpoint, Inc. 0.250%, 08/15/24	6,545,543
2,000,000	Q2 Holdings, Inc. 0.750%, 06/01/26	2,468,920
3,870,000	RingCentral, Inc.*^ 0.000%, 03/01/25	4,103,051
1,824,000	Shopify, Inc.^ 0.125%, 11/01/25	1,980,317
3,750,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	4,151,025
5,750,000	Slack Technologies, Inc.* 0.500%, 04/15/25	6,573,113
18,000,000	Splunk, Inc.* 1.125%, 06/15/27	19,961,460
10,750,000	Square, Inc.*~ 0.125%, 03/01/25	15,866,247
3,000,000	Viavi Solutions, Inc. 1.750%, 06/01/23	3,464,190

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 33

PRINCIPAL AMOUNT		VALUE
4,250,000	Wix.com, Ltd.*^ 0.000%, 08/15/25	$4,202,740
5,250,000	Workday, Inc. 0.250%, 10/01/22	7,939,995
7,750,000	Zendesk, Inc.* 0.625%, 06/15/25	9,707,727
7,250,000	Zscaler, Inc.* 0.125%, 07/01/25	8,460,823
		242,262,434

Real Estate (0.8%)
3,600,000	IH Merger Sub, LLC 3.500%, 01/15/22	4,584,528
2,879,000	Redfin Corp.* 0.000%, 10/15/25	2,728,543
		7,313,071
	Total Convertible Bonds (Cost $613,574,472)	723,330,278

Bank Loans (4.7%)¡
Communication Services (1.1%)
1,287,000	Clear Channel Outdoor Holdings, Inc.‡ 3.714%, 08/21/26 3 mo. LIBOR + 3.50%	1,176,801
816,750	CommScope, Inc.‡ 3.398%, 04/06/26 1 mo. LIBOR + 3.25%	790,933
250,000	Consolidated Communications, Inc.! 0.000%, 10/02/27	248,243
120,000	Consolidated Communications, Inc.‡ 5.750%, 10/02/27 3 mo. LIBOR + 4.75%	119,156
544,510	CSC Holdings, LLC‡ 2.648%, 04/15/27 1 mo. LIBOR + 2.50%	528,992
1,250,357	Frontier Communications Corp.‡ 6.000%, 06/15/24 1 mo. PRIME + 2.75%	1,232,527
290,000	Frontier Communications Corp.‡ 5.750%, 10/01/27 3 mo. LIBOR + 4.75%	288,006
962,725	iHeartCommunications, Inc.‡ 3.148%, 05/01/26 1 mo. LIBOR + 3.00%	906,507
2,297,500	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	2,318,878
1,025,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	1,034,112
750,000	Intelsat Jackson Holdings, SA! 0.000%, 01/02/24	756,667
720,000	Parexel International Corp.‡ 2.898%, 09/27/24 1 mo. LIBOR + 2.75%	692,100
		10,092,922

PRINCIPAL AMOUNT		VALUE

Consumer Discretionary (0.8%)
2,751,614	PetSmart, Inc.‡ 4.500%, 03/11/22 3 mo. LIBOR + 3.50%	$2,728,885
600,000	PetSmart, Inc.! 0.000%, 03/11/22	595,044
1,373,140	Staples, Inc.‡ 5.251%, 04/16/26 3 mo. LIBOR + 5.00%	1,266,036
1,993,912	Weight Watchers International, Inc.‡ 5.500%, 11/29/24 1 mo. LIBOR + 4.75%	1,996,903
		6,586,868

Energy (0.1%)
201,435	Lealand Finance Company, BV‡ 4.145%, 06/30/25 1 mo. LIBOR + 4.00%	129,255
16,010	McDermott Technology Americas, Inc.‡ 3.145%, 06/30/24 1 mo. LIBOR + 3.00%	13,208
1,080,592	Par Pacific Holdings, Inc.‡ 6.980%, 01/12/26 3 mo. LIBOR + 6.75%	907,697
		1,050,160

Financials (0.2%)
1,263,650	Connect Finco Sarl‡ 5.500%, 12/11/26 1 mo. LIBOR + 4.50%	1,239,957
269,862	Level 3 Financing, Inc.‡ 1.898%, 03/01/27 1 mo. LIBOR + 1.75%	260,619
		1,500,576

Health Care (1.1%)
2,443,172	Amneal Pharmaceuticals, LLC‡ 3.688%, 05/04/25 1 mo. LIBOR + 3.50%	2,338,311
1,726,615	Endo International, PLC‡ 5.000%, 04/29/24 3 mo. LIBOR + 4.25%	1,646,043
1,627,953	Gentiva Health Services, Inc.‡ 3.438%, 07/02/25 1 mo. LIBOR + 3.25%	1,597,429
1,110,823	Mallinckrodt International Finance, SA‡ 5.500%, 09/24/24 3 mo. LIBOR + 4.75%	1,028,416
1,552,242	Ortho Clinical Diagnostics, SA‡ 3.390%, 06/30/25 1 mo. LIBOR + 3.25%	1,503,253
2,200,961	Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	1,803,754
		9,917,206

Schedule of Investments October 31, 2020

34 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Industrials (0.9%)
1,777,500	Berry Global, Inc.‡ 2.147%, 07/01/26 1 mo. LIBOR + 2.00%	$1,723,526
1,425,018	BW Gas & Convenience Holdings, LLC‡ 6.410%, 11/18/24 1 mo. LIBOR + 6.25%	1,421,684
1,019,875	Dun & Bradstreet Corp.‡ 3.906%, 02/06/26 1 mo. LIBOR + 3.75%	1,006,275
747,450	Granite US Holdings Corp.‡ 5.470%, 09/30/26 3 mo. LIBOR + 5.25%	702,603
799,269	Navistar International Corp.‡ 3.650%, 11/06/24 1 mo. LIBOR + 3.50%	793,475
657,993	RegionalCare Hospital Partners Holdings, Inc.‡ 3.898%, 11/16/25 1 mo. LIBOR + 3.75%	639,898
1,592,748	Scientific Games International, Inc.‡ 2.898%, 08/14/24 1 mo. LIBOR + 2.75%	1,485,859
270,870	TransDigm, Inc.‡ 2.398%, 12/09/25 1 mo. LIBOR + 2.25%	255,549
		8,028,869

Information Technology (0.4%)
1,129,875	BMC Software Finance, Inc.‡ 4.398%, 10/02/25 1 mo. LIBOR + 4.25%	1,100,623
1,191,000	Camelot U.S. Acquisition 1 Company‡ 3.148%, 10/30/26 1 mo. LIBOR + 3.00%	1,162,213
640,000	Camelot U.S. Acquisition 1 Company! 0.000%, 10/30/26	634,400
1,028,684	VFH Parent, LLC‡ 3.145%, 03/01/26 1 mo. LIBOR + 3.00%	1,018,721
		3,915,957

Materials (0.1%)
726,350	Innophos, Inc.‡ 3.648%, 02/07/27 1 mo. LIBOR + 3.50%	715,455
	Total Bank Loans (Cost $43,525,835)	41,808,013

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (15.5%)
Communication Services (0.9%)
7,750	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	$8,105,330

Consumer Discretionary (1.1%)
78,610	Aptiv, PLC 5.500%, 06/15/23	9,464,644

Consumer Staples (0.3%)
35,755	Energizer Holdings, Inc. 7.500%, 01/15/22	3,047,399

Financials (2.9%)
32,300	Assurant, Inc.µ 6.500%, 03/15/21	3,898,287
4,600	Bank of America Corp.‡‡ 7.250%	6,747,740
83,355	KKR & Company, Inc.^ 6.000%, 09/15/23	4,337,794
8,100	Wells Fargo & Company‡‡ 7.500%	10,924,956
		25,908,777

Health Care (1.9%)
70,970	Boston Scientific Corp.^ 5.500%, 06/01/23	7,351,072
5,945	Danaher Corp. 4.750%, 04/15/22	9,332,996
		16,684,068

Industrials (2.0%)
10,855	Fortive Corp. 5.000%, 07/01/21	10,033,602
73,760	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	7,699,069
		17,732,671

Information Technology (2.1%)
15,360	Broadcom, Inc.~ 8.000%, 09/30/22	18,278,246

Utilities (4.3%)
135,895	American Electric Power Company, Inc.µ^ 6.125%, 03/15/22	7,255,434
83,670	Dominion Energy, Inc. 7.250%, 06/01/22	8,689,966
68,440	DTE Energy Company 6.250%, 11/01/22	3,256,375
	NextEra Energy, Inc.
138,185	4.872%, 09/01/22	7,876,545
77,785	5.279%, 03/01/23	3,846,468

Schedule of Investments October 31, 2020

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 35

NUMBER OF SHARES		VALUE
	Sempra Energy
38,350	6.750%, 07/15/21^	$3,915,152
35,250	6.000%, 01/15/21	3,606,428
		38,446,368
	Total Convertible Preferred Stocks (Cost $132,064,532)	137,667,503

Common Stocks (0.6%)
Communication Services (0.0%)
6,663	Cumulus Media, Inc. - Class A#	33,715

Energy (0.6%)
1,875	Chevron Corp.	130,312
54,408	Denbury, Inc.#	902,629
58,950	Energy Transfer, LP	303,592
64,780	Enterprise Products Partners, LP~	1,073,405
6,644	EP Energy Corp.#	122,914
13,550	GasLog, Ltd.^	32,249
17,855	Magellan Midstream Partners, LP	634,567
110,308	Mcdermott International, Ltd.^#	187,524
6,925	Schlumberger, Ltd.	103,459
224,673	Southwestern Energy Company^#	599,877
25,965	Targa Resources Corp.	416,738
36,427	Tidewater, Inc.^#	213,462
15,224	Weatherford International, PLC^#	31,818
14,631	Whiting Petroleum Corp.#	213,613
8,500	Williams Companies, Inc.	163,115
		5,129,274

Financials (0.0%)
13,850	American International Group, Inc.	436,137
	Total Common Stocks (Cost $17,939,185)	5,599,126

Preferred Stocks (0.4%)
Communication Services (0.1%)
42,000	United States Cellular Corp. 6.250%, 09/01/69	1,104,180

Energy (0.3%)
62,620	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	1,036,361
37,094	NuStar Energy, LP^‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	694,771
43,000	NuStar Logistics, LP^‡ 6.971%, 01/15/43 3 mo. USD LIBOR + 6.73%	805,820
		2,536,952
	Total Preferred Stocks (Cost $4,738,728)	3,641,132

NUMBER OF SHARES		VALUE
Warrants (0.0%) #
Energy (0.0%)
4,875	Denbury, Inc. 09/18/25, Strike $32.59	$16,453
1,776	Denbury, Inc. 09/18/23, Strike $35.41	3,330
47,739	Mcdermott International, Ltd. 05/01/24, Strike $15.98	5
42,965	Mcdermott International, Ltd. 05/01/24, Strike $12.33	4
	Total Warrants (Cost $284,064)	19,792

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased options (0.5%) #
Consumer Discretionary (0.4%)
825 32,013,300	Tesla, Inc. Put, 12/18/20, Strike $388.00	3,075,187

Financials (0.0%)
3,325 7,880,250	Bank of America Corp. Call, 01/15/21, Strike $28.00	136,325
2,800 6,006,000	Wells Fargo & Company Call, 01/15/21, Strike $55.00	2,800
		139,125

Information Technology (0.1%)
140 4,789,120	Lam Research Corp. Call, 01/15/21, Strike $300.00	747,950
	Total Purchased options (Cost $4,536,045)	3,962,262

NUMBER OF SHARES		VALUE
Short Term Investments (0.5%)
2,302,433	JPMorgan Prime Money Market Fund - Capital Class, 0.070%***	2,303,814
2,303,652	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.020%***	2,303,652
	Total Short Term Investments (Cost $4,607,466)	4,607,466

	TOTAL INVESTMENTS (143.2%) (Cost $1,187,528,320)	1,273,680,393

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.2%)		(100,000,000)

LIABILITIES, LESS OTHER ASSETS (-32.0%)		(284,103,840)

NET ASSETS (100.0%)		$889,576,553

Schedule of Investments October 31, 2020

36 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Consumer Discretionary (0.0%)
825 32,013,300	Tesla, Inc. Call, 11/20/20, Strike $520.00 (Premium $2,031,301)	$(87,450)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $96,275,579.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2020.

&Illiquid security.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $11,355,604.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#Non-income producing security.

‡‡Perpetual maturity.

***The rate disclosed is the 7 day net yield as of October 31, 2020.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 37

Statement of Assets and Liabilities October 31, 2020

ASSETS
Investments in securities, at value (cost $1,187,528,320)	$1,273,680,393
Cash with custodian	83,394
Receivables:
Accrued interest and dividends	8,797,850
Investments sold	928,492
Prepaid expenses	380,904
Other assets	160,197
Total assets	1,284,031,230

LIABILITIES
Options written, at value (premium $2,031,301)	87,450
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 4,000,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $590,839) (Note 7)	99,409,161
Payables:
Notes payable	288,400,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	331,721
Investments purchased	4,896,194
Affiliates:
Investment advisory fees	884,786
Deferred compensation to trustees	160,197
Trustees’ fees and officer compensation	4,842
Other accounts payable and accrued liabilities	280,326
Total liabilities	394,454,677
NET ASSETS	$889,576,553

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 70,923,815 shares issued and outstanding	$790,391,630
Undistributed net investment income (loss)	(2,451,572)
Accumulated net realized gain (loss) on investments and written options	13,540,571
Unrealized appreciation (depreciation) of investments and written options	88,095,924
NET ASSETS	$889,576,553
Net asset value per common shares based upon 70,923,815 shares issued and outstanding	$12.54

Statement of Operations Year Ended October 31, 2020

38 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$44,888,844
Dividends	7,325,139
Total investment income	52,213,983

EXPENSES
Investment advisory fees	9,362,348
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	4,215,189
Interest expense on Notes Payable (Note 6)	3,249,369
Printing and mailing fees	106,557
Fund administration fees	93,840
Accounting fees	84,693
Trustees’ fees and officer compensation	63,393
Audit fees	56,155
Legal fees	46,808
Transfer agent fees	34,693
Custodian fees	21,109
Registration fees	18,575
Other	154,161
Total expenses	17,506,890
NET INVESTMENT INCOME (LOSS)	34,707,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	57,533,049
Purchased options	(3,614,495)
Written options	(12,208,244)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	124,608,459
Purchased options	111,477
Written options	1,943,851
NET GAIN (LOSS)	168,374,097
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$203,081,190

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT 39

	Year Ended October 31, 2020	Year Ended October 31, 2019

OPERATIONS
Net investment income (loss)	$34,707,093	$35,624,207
Net realized gain (loss)	41,710,310	19,395,950
Change in unrealized appreciation/(depreciation)	126,663,787	25,749,057
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	203,081,190	80,769,214

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(68,084,855)	(68,037,902)
Net decrease in net assets from distributions to common shareholders	(68,084,855)	(68,037,902)

CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	270,189	272,867
Net increase (decrease) in net assets from capital stock transactions	270,189	272,867
TOTAL INCREASE (DECREASE) IN NET ASSETS	135,266,524	13,004,179

NET ASSETS
Beginning of year	$754,310,029	$741,305,850
End of year	$889,576,553	$754,310,029

Statements of Cash Flows

40 CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

	Year Ended October 31, 2020	Year Ended October 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$203,081,190	$80,769,214
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(933,084,049)	(537,855,441)
Net proceeds from disposition of short term investments	28,662,747	(10,017,684)
Proceeds paid on closing written options	(15,943,615)	(849,720)
Proceeds from disposition of investment securities, including purchased options	951,984,557	604,818,078
Premiums received from written options	5,766,672	450,617
Amortization and accretion of fixed-income securities	(14,145,618)	(15,850,862)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	234,541	228,156
Net realized gains/losses from investments, excluding purchased options	(57,532,966)	(21,572,121)
Net realized gains/losses from purchased options	3,614,495	2,246,218
Net realized gains/losses from written options	12,208,244	(70,049)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(124,608,459)	(24,909,171)
Change in unrealized appreciation or depreciation on purchased options	(111,477)	(840,903)
Change in unrealized appreciation or depreciation on written options	(1,943,851)	1,017
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(458,938)	1,300,330
Prepaid expenses	6,822	43,874
Other assets	(2,523)	(284)
Increase/(decrease) in liabilities:
Payables to affiliates	115,003	(46,558)
Other accounts payable and accrued liabilities	(475,794)	75,142
Net cash provided by/(used in) operating activities	$57,366,981	$77,919,853

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(67,814,666)	(67,765,035)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	—	21,402
Offering costs on Mandatory Redeemable Preferred Shares	(71,315)	(69,595)
Net increase/(decrease) in due to custodian bank	(397,606)	397,606
(Repayment)/Proceeds from note payable	11,000,000	(10,600,000)
Net cash provided by/(used in) financing activities	$(57,283,587)	$(78,015,622)
Net increase/(decrease) in cash	$83,394	$(95,769)
Cash and restricted cash at beginning of year	$—	$95,769
Cash at end of year	$83,394	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$3,718,848	$7,599,323
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$4,215,189	$4,208,806
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$270,189	$272,867

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	83,394	—
Restricted cash for swap collateral	—	—
Total cash and restricted cash at period end	$83,394	$—

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   41

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU 2017-08 as of November 1, 2019, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

42   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   43

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2017 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $160,197 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2020. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$868,302,304
Proceeds from sales	—	875,037,813

The cost basis of investments for federal income tax purposes at October 31, 2020 was as follows:

Cost basis of investments	$1,185,663,556
Gross unrealized appreciation	160,340,036
Gross unrealized depreciation	(72,410,649)
Net unrealized appreciation (depreciation)	$87,929,387

Note 4 – Income Taxes

For the fiscal year ended October 31, 2020, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(349,989)
Undistributed net investment income/(loss)	3,463,664
Accumulated net realized gain/(loss) on investments	(3,113,675)

Notes to Financial Statements

44   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The distributions list in the table below include interest expense for the Mandatory Redeemable Preferred Shares.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2020	Year Ended October 31, 2019
Distributions paid from:
Ordinary income	$68,044,124	$38,246,735
Long-term capital gains	4,021,380	21,493,844
Return of capital	—	12,299,375

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$7,205,680
Undistributed capital gains	2,800,551
Total undistributed earnings	10,006,231
Accumulated capital and other losses	—
Net unrealized gains/(losses)	87,929,387
Total accumulated earnings/(losses)	97,935,618
Other	1,249,305
Paid-in-capital	790,391,630
Net assets applicable to common shareholders	$889,576,553

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   45

post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2020.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2020, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Notes to Financial Statements

46   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2020, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2020, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$3,962,262	$—
Written options(2)	—	87,450
	$3,962,262	$87,450

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the year ended October 31, 2020, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	8,746
Written options	1,455

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $430.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2020, the average borrowings under the Agreement were $274.9 million. For the year ended October 31, 2020, the average interest rate was 1.15%. As of October 31, 2020, the amount of total outstanding borrowings was $288.4 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2020 was 0.58%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2020, approximately $206.3 million of securities were on loan ($200.3 million of fixed income securities and $6.0 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Notes to Financial Statements

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   47

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 4,000,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $100.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2020.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	1,330	$25	$33,250,000
Series B	9/06/24	4.00%	1,330	$25	$33,250,000
Series C	9/06/27	4.24%	1,340	$25	$33,500,000
				Total	$100,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Notes to Financial Statements

48   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 70,923,815 shares outstanding at October 31, 2020. Transactions in common shares were as follows:

	Year ENDED October 31, 2020	YEAR ENDED October 31, 2019
Beginning shares	70,898,658	70,872,812
Shares sold	—	—
Shares issued through reinvestment of distributions	25,157	25,846
Ending shares	70,923,815	70,898,658

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$353,044,821	$—	$353,044,821
Convertible Bonds	—	723,330,278	—	723,330,278
Bank Loans	—	41,808,013	—	41,808,013
Convertible Preferred Stocks	137,667,503	—	—	137,667,503
Common Stocks U.S.	5,476,212	122,914	—	5,599,126
Preferred Stocks	3,641,132	—	—	3,641,132
Warrants	—	19,792	—	19,792
Purchased options	3,962,262	—	—	3,962,262
Short Term Investments	4,607,466	—	—	4,607,466
Total	$155,354,575	$1,118,325,818	$—	$1,273,680,393
Liabilities:
Written option	$87,450	$—	$—	$87,450
Total	$87,450	$—	$—	$87,450

Financial Highlights

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   49

Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.64	$10.46	$11.35	$10.73	$11.68
Income from investment operations:
Net investment income (loss)*	0.49	0.50	0.57	0.57	0.60
Net realized and unrealized gain (loss)	2.37	0.64	(0.33)	1.19	(0.41)
Total from investment operations	2.86	1.14	0.24	1.76	0.19
Less distributions to common shareholders from:
Net investment income	(0.44)	(0.48)	(1.13)	(0.67)	(0.59)
Net realized gains	(0.52)	(0.31)	—	(0.08)	—
Return of capital	—	(0.17)	—	(0.39)	(0.55)
Total distributions	(0.96)	(0.96)	(1.13)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	—	—	0.00 (a)	0.00 (a)	—
Net asset value, end of year	$12.54	$10.64	$10.46	$11.35	$10.73
Market value, end of year	$10.89	$10.67	$9.91	$11.59	$9.89
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	29.38%	11.75%	1.81%	17.48%	3.19%
Market value	12.04%	18.29%	(5.54)%	30.15%	6.72%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.20%	2.88%	2.52%	1.88%	1.74%
Net investment income (loss)	4.36%	4.77%	5.11%	5.17%	5.61%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$889,577	$754,310	$741,306	$797,968	$750,773
Portfolio turnover rate	76%	51%	58%	90%	34%
Average commission rate paid	$0.0213	$0.0188	$0.0270	$0.0282	$0.0220
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$100,000	$100,000	$100,000	$100,000	$—
Notes Payable (000’s omitted)	$288,400	$277,400	$288,000	$275,000	$306,000
Asset coverage per $1,000 of loan outstanding(d)	$4,431	$4,080	$3,921	$4,265	$3,454
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$319	$283	$282	$293	$—

*Net investment income calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.26%, 1.29%, 1.28%, 1.24% and 1.24%, respectively.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

50   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

To the shareholders and the Board of Trustees of
Calamos Convertible Opportunities and Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Convertible Opportunities and Income Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 18, 2020

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

Report of Independent Registered Public Accounting Firm

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   51

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 20201, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2021, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2020. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2020 or considered comparative data in addition to that of the Category, the data was still produced by an independent third-party service provider.

The Board considered that the Fund outperformed its Category median for the five- and ten-year periods, though it underperformed for the remaining periods.

1The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

52   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser does not manage sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio is lower than its Expense Group median, though the Fund’s management fee rate is higher than its Expense Group median. The Board also reviewed the Fund’s expenses in light of its longer-term performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   53

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2021, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $4,021,380 as capital gain dividends for the fiscal year ended October 31, 2020.

Under Section 854(b)(2) of the Code, the Fund hereby designates $6,304,882 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2020.

Under Section 854(b)(2) of the Code, the Fund hereby designates 7.82% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2020.

54   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2002) Term Expires 2023	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2002) Lead Independent Trustee (since July 2019) Term Expires 2021	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2002) Term Expires 2023	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since 2018); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2022	26

Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****; Director, Bank of America/US Trust Company (until 2015)

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	26

Trustee and Chairman of the Board, Datum One Series Trust (since 2020) Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004- 2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2021	26

Member (since 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023	26	Private investor; formerly, Director of Equities, Alliance Bernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 161 portfolios in fund complex.

***Overseeing five portfolios in fund complex.

****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust..

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   55

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2020 Annual Meeting

The Fund held its annual meeting of shareholders on June 29, 2020. The purposes of the annual meeting were (i) to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; (ii) to elect one trustee, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s board of trustees for a one-year term, or until the trustee’s successor is duly elected and qualified; (iii) to elect one trustee, to be elected by the holders of the preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; and (iv) to conduct any other lawful business of the Fund.

Mr. John P. Calamos, Sr., was nominated for reelection as trustee by the holders of the common shares and preferred shares, Mr. Christopher M. Toub was nominated for election as trustee by the holders of the common shares and preferred shares, and Mr. William R. Rybak was nominated for reelection as trustee by the holders of the preferred shares, all for a three-year term until the 2023 annual meeting or until his successor is duly elected and qualified; Ms. Karen L. Stuckey was nominated for election as trustee by the holders of the common shares and preferred shares for a one-year term until the 2021 annual meeting or until her successor is duly elected and qualified; and all were elected as such by a plurality vote as follows:

Trustee Nominee	Votes For	Votes Withheld	Broker Non-Votes and Abstentions
John P. Calamos, Sr.	62,483,076.222	1,142,811.400	—
Christopher M. Toub	62,026,816.222	1,599,071.400	—
Karen L. Stuckey	62,050,560.622	1,575,327	—
William R. Rybak	4,000,000	—	—

Messrs. Neal and Wennlund and Ms. Breen’s terms of office as trustees continued after the meeting.

About Closed-End Funds

56   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT   57

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

58   CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. BOX 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHIANR 1790 2020

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2019	10/31/2020
Audit Fees(a)	$37,288	$41,009
Audit-Related Fees(b)	$5,088	$14,465
Tax Fees(c)	$48,931	$38,482
All Other Fees(d)	$—	$—
Total	$91,307	$93,956

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2019	10/31/2020
Registrant	$48,931	$38,482
Investment Adviser	$2,000	$2,000

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. is Chairman, President and Trustee of the Fund and for CALAMOS ADVISORS: Founder, Chairman and Global CIO since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined CALAMOS ADVISORS in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, he was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013, he was a senior strategy analyst.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2020

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	24,298,542,870	5	779,395,779	3,837	2,682,004,486
R. Matthew Freund	16	13,197,112,036	1	385,576,284	2,802	2,076,815,375
John Hillenbrand	18	11,799,182,233	5	779,395,779	3,824	2,672,151,656
Nick Niziolek	10	7,456,407,651	4	393,819,495	2,620	1,207,310,422
Eli Pars	18	22,378,323,990	5	779,395,779	2,981	2,166,401,113
Jon Vacko	19	12,210,855,267	5	779,395,779	3,824	2,672,151,656
Dennis Cogan	10	7,456,407,651	4	393,819,495	2,620	1,207,310,422
Joe Wysocki	12	11,471,636,258	4	777,032,976	2,546	1,390,018,364

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2020

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	315,830,459	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
John Hillenbrand	2	315,830,459	0	—	0	—
Nick Niziolek	2	315,830,459	0	—	0	—
Eli Pars	2	315,830,459	0	—	0	—
Jon Vacko	2	315,830,459	0	—	0	—
Dennis Cogan	2	315,830,459	0	—	0	—
Joe Wysocki	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2020, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2020, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

(a)(4) As of October 31, 2020, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	$100,001 - $500,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 29, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 29, 2020